UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 5, 2006
Metrocorp, Inc.
(Exact name of registrant as specified in its charter)

Illinois	002-50219	36-2786335

(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1523 8th Street, East Moline, Illinois	61244

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (309) 755-0671
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events
At a Special Meeting of Shareholders held on June 5, 2006, the shareholders of Metrocorp, Inc. (the “Company”) ratified and approved the Agreement and Plan of Merger dated March 20, 2006, among the Company, NBI Acquisition Corp. and National Bancshares, Inc., pursuant to which National Bancshares will acquire all of the outstanding shares of the Company (the “Agreement”). The necessary regulatory approvals relating to the Agreement have also been received and the Company anticipates that the Agreement will be consummated early during the third quarter of 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

METROCORP, INC.
Date: June 7, 2006	By:	/s/ Gary D. Andersen
Gary D. Andersen
President